                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 12, 1999 (March 9, 1999)

                                    Anchor Gaming
           ---------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



          NEVADA                      000-23124             88-0304253
     --------------------     --------------------     -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)



                  815 Pilot Road, Suite G, Las Vegas, Nevada  89119
           ---------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



                                    (702) 896-7568
             -----------------------------------------------------------
                 (Registrant's telephone number, including area code)



                                    NOT APPLICABLE
              ---------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On March 9, 1999, Powerhouse Technologies, Inc. (the "Company"), Anchor Gaming ("Parent") and Olive AP Acquisition Corporation, a wholly-owned subsidiary of Parent ("Merger Sub") announced that they had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger of the Merger Sub with and into the Company, with the Company thereupon becoming a wholly-owned subsidiary of Parent (the "Merger"). The Merger has been approved by the Boards of Directors of the Company, Parent and Merger Sub.

     Pursuant to the Merger Agreement, each outstanding share of common stock, par value of $.01 per share, of the Company will be converted into the right to receive cash in the amount of $19.50.

     The transaction is expected to the completed in the second half of calendar year 1999. It is subject to customary conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act, approval of the Nevada Gaming Control Board, other non-lottery regulatory approvals and consents from certain state lottery authorities. The Merger is also subject to the approval by the Company's stockholders.

     In connection with the Merger Agreement, directors and executive officers of the Company have entered into or agreed to enter into voting agreements with Parent (each a "Voting Agreement") pursuant to which such directors and officers, among other things, have agreed to vote an aggregate of approximately 4.4% of the Company's outstanding shares in favor of the Merger.

     Copies of the Merger Agreement, the form of Voting Agreement and the press release issued by the Company and Parent announcing the transaction have been filed as exhibits hereto and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS
               2.1 Agreement and Plan of Merger dated as of March 9, 1999 among Anchor Gaming, Olive AP Acquisition Corporation and
                         Powerhouse Technologies, Inc.

              99.1       Press Release of the Company and Parent dated March 10, 1999

              99.2       Form of Voting Agreement
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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ANCHOR GAMING


                                       By: /s/ Geoffrey A. Sage
                                          --------------------------------------
                                           Name:  Geoffrey A. Sage
                                           Title: Chief Financial Officer


Dated:  March 12, 1999

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                                   EXHIBIT INDEX

       EXHIBIT NO.              DESCRIPTION                               PAGE NO.
       -----------              -----------                               --------
          2.1       Agreement and Plan of Merger dated as of March 9,
                    1999 among Anchor Gaming, Olive AP Acquisition
                    Corporation and Powerhouse Technologies, Inc.


         99.1       Press Release of the Company and Parent dated March
                    10, 1999


         99.2       Form of Voting Agreement